Exhibit 10.2

CALIFORNIA REPUBLIC AUTO RECEIVABLES TRUST 2016-1,

as Issuer,

CALIFORNIA REPUBLIC BANK,

as Administrator,

WILMINGTON TRUST, NATIONAL ASSOCIATION,

as Owner Trustee,

and

U.S. BANK NATIONAL ASSOCIATION,

as Indenture Trustee

ADMINISTRATION AGREEMENT

Dated as of March 1, 2016

ADMINISTRATION AGREEMENT

THIS ADMINISTRATION AGREEMENT, dated as of March 1, 2016 (as amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), is among California Republic Auto Receivables Trust 2016-1, a Delaware statutory trust (the “Issuer”), California Republic Bank, a California corporation authorized to transact a banking business (“CRB”), as administrator (the “Administrator”), Wilmington Trust, National Association, a national banking association with trust powers, as owner trustee (the “Owner Trustee”), and U.S. Bank National Association, a national banking association, not in its individual capacity but solely as Indenture Trustee (the “Indenture Trustee”).

WHEREAS, the Issuer was established as a separate statutory trust in accordance with the Delaware Statutory Trust Act, 12 Del. C. § 3806(1)(b), et seq. pursuant to a trust agreement that has been amended and restated as of March 1, 2016 (the “Trust Agreement”), between California Republic Funding, LLC, a Delaware limited liability company (“Depositor”) and the Owner Trustee;

WHEREAS, the Issuer is issuing certain notes (the “Notes”) pursuant to an indenture, dated as of March 1, 2016 (the “Indenture”), between the Issuer and the Indenture Trustee;

WHEREAS, pursuant to a sale and servicing agreement, dated as of March 1, 2016 (the “Sale and Servicing Agreement”), among the Issuer, the Depositor, CRB and the Indenture Trustee, the Issuer is required to perform certain duties in connection with the Notes and the collateral pledged as security therefor pursuant to the Indenture;

WHEREAS, the Issuer, the Indenture Trustee and the Owner Trustee desire that the Administrator perform certain duties of the Issuer and the Owner Trustee under the Sale and Servicing Agreement and the Indenture and to provide such additional services consistent with the terms of this Agreement as the Issuer and the Owner Trustee may from time to time request; and

WHEREAS, the Administrator has the capacity to provide the services required hereby and is willing to perform such services for the Issuer and the Owner Trustee on the terms set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties agree as follows:

Section 1. Capitalized Terms; Interpretive Provisions. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in Appendix A to the Sale and Servicing Agreement, which Appendix is hereby incorporated into and made a part of this Agreement. Appendix A also contains rules as to usage applicable to this Agreement.

Section 2. Duties of the Administrator.

(a) Duties With Respect to the Issuer. The Administrator agrees to perform all its duties as Administrator and, except as specifically excluded herein, agrees to perform all the duties of the Issuer and the Owner Trustee under the Issuer Basic Documents. In addition, the

Administrator shall consult with the Owner Trustee regarding the duties of the Issuer or the Owner Trustee under the Issuer Basic Documents. The Administrator shall monitor the performance of the Issuer and shall advise the Owner Trustee when action is necessary to comply with the respective duties of the Issuer and the Owner Trustee under the Issuer Basic Documents. The Administrator shall prepare for execution by the Issuer, or shall cause the preparation by other appropriate persons of, all such documents, reports, notices, filings, instruments, certificates and opinions that it shall be the duty of the Issuer or the Owner Trustee to prepare, file or deliver pursuant to the Issuer Basic Documents.

In addition, the Administrator shall take or cause the Issuer to take all action that is the duty of the Issuer to take pursuant to the Sale and Servicing Agreement and the other Issuer Basic Documents, except (i) any such duties that constitute Non-Ministerial Matters (as such term is defined in Section 2(c)), (ii) duties that are expressly identified to be performed by the Owner Trustee or another Person on behalf of the Issuer, (iii) duties constituting payment obligations of the Issuer, including duties under Article Five of the Sale and Servicing Agreement and (iv) duties under Section 3.01 of the Indenture.

In furtherance of the foregoing, the Administrator shall take all appropriate action that the Issuer or the Owner Trustee is required to take pursuant to the Indenture, including such of the foregoing as are required with respect to the following matters under the Indenture (parenthetical section references are to Sections of the Indenture unless otherwise specified):

(i) the preparation of or obtaining of the documents and instruments required for authentication of the Notes and delivery of the same to the Indenture Trustee (Section 2.02);

(ii) the duty to cause the Note Register to be kept and to give the Indenture Trustee notice of any appointment of a new Note Registrar and the location, or change in location, of the Register (Section 2.04);

(iii) the delivery to the Indenture Trustee of sufficient information about the parties and/or transactions so the Indenture Trustee can determine whether it has tax related obligations under Applicable FATCA Law (Section 2.09(f));

(iv) the duty to cause an office to be maintained in St. Paul, Minnesota, for registration of transfer or exchange of Notes (Section 3.02);

(v) the duty to cause newly appointed Paying Agents, if any, to deliver to the Indenture Trustee the instrument specified in the Indenture regarding funds held in trust and directing any Paying Agent to pay to the Indenture Trustee all sums held in trust by such Paying Agent (Section 3.03);

(vi) the direction to Paying Agents, if any, other than the Indenture Trustee, to deposit monies with the Indenture Trustee (Sections 3.03 and 4.03);

(vii) the obtaining and preservation of the Issuer’s qualifications to do business in each jurisdiction where such qualification is or shall be necessary to protect the validity and enforceability of the Indenture, the Notes and the Collateral (Section 3.04);

(viii) the preparation of all supplements and amendments to the Indenture and all UCC financing statements, continuation statements, instruments of further assurance and other instruments and the taking of such other action as is necessary or advisable to protect the Collateral as set forth in the Indenture and to obtain and maintain, for the benefit of the Indenture Trustee on behalf of the Noteholders, a first Lien on, and a first priority, perfected security interest in, the Collateral (Section 3.05);

(ix) the delivery of the Opinion of Counsel on the Closing Date and the annual delivery of Opinions of Counsel as to the Collateral, and the annual delivery of the Officer’s Certificate and certain other statements as to compliance with the Indenture (Sections 3.06 and 3.09);

(x) the delivery of an Officer’s Certificate of the Issuer to the Indenture Trustee concerning the identity of each Person with whom the Issuer has contracted to perform its duties under the Indenture (Section 3.07(b));

(xi) the delivery of written notice to the Indenture Trustee, the Rating Agencies and Noteholders of a Servicer Termination Event under the Sale and Servicing Agreement and, if such Servicer Termination Event arises from the failure of the Servicer to perform any of its duties under the Sale and Servicing Agreement, the taking of all reasonable steps available to remedy such failure (Section 3.07(d));

(xii) the delivery of notice to the Indenture Trustee and the Noteholders of the termination of the Servicer’s rights and powers pursuant to the Sale and Servicing Agreement and, as soon as a Successor Servicer is appointed, the delivery of written notice to the Indenture Trustee and the Noteholders of such appointment (Section 3.07(e));

(xiii) the preparation and obtaining of documents and instruments required for the conveyance or transfer by the Issuer of its properties or assets (Section 3.10(b));

(xiv) the duty to cause the Servicer to comply with the Sale and Servicing Agreement (Section 3.12);

(xv) the delivery of written notice to the Indenture Trustee and the Rating Agencies of each Event of Default, each default on the part of the Seller, the Servicer or the Depositor under the Sale and Servicing Agreement and each default on the part of the Seller or the Purchaser under the Receivables Purchase Agreement (Section 3.17);

(xvi) the monitoring of the Issuer’s obligations as to the satisfaction and discharge of the Indenture and the preparation of an Officer’s Certificate and the obtaining of an Opinion of Counsel relating thereto (Section 4.01);

(xvii) the preparation, obtaining or filing of the instruments, opinions and certificates and other documents required for the release of Collateral (Section 4.04);

(xviii) the compliance with Section 5.04 of the Indenture with respect to the sale of the Collateral in a commercially reasonable manner if an Event of Default shall have occurred and be continuing (Section 5.04(a));

(xix) the requesting of information to facilitate compliance by the Issuer with Rule 15Ga-1 under the Exchange Act (Section 6.05(b));

(xx) the delivery to the Indenture Trustee of the information necessary to deliver to each Noteholder such information as may be reasonably required to enable such Holder to prepare its United States federal and State income tax returns (Section 6.06(b));

(xxi) the preparation and delivery of notice to Noteholders of the resignation or removal of the Indenture Trustee and the appointment of a successor Indenture Trustee (Section 6.08);

(xxii) the preparation of any written instruments required to confirm more fully the authority of any co-trustee or separate trustee and any written instruments necessary in connection with the resignation or removal of any co-trustee or separate trustee (Sections 6.08 and 6.10);

(xxiii) the furnishing to the Indenture Trustee with the names and addresses of Noteholders during any period when the Indenture Trustee is not the Note Registrar (Section 7.01);

(xxiv) the preparation and, after execution by the Issuer, the filing with the Commission and the Indenture Trustee of documents required to be filed on a periodic basis with, and summaries thereof as may be required by rules and regulations prescribed by, the Commission and the transmission of such summaries, as necessary, to the Noteholders (Sections 7.06 and 7.07);

(xxv) the opening of one or more accounts in the Indenture Trustee’s name and the taking of all actions necessary with respect to investment and reinvestment of funds in the Trust Accounts (Section 8.02 of the Indenture and Section 5.01 of the Sale and Servicing Agreement);

(xxvi) the preparation of an Issuer Request and Officer’s Certificate and the obtaining of an Opinion of Counsel and Independent Certificates, if necessary, for the release of the Collateral (Sections 8.04 and 8.05);

(xxvii) the preparation of Issuer Orders and the obtaining of Opinions of Counsel with respect to the execution of supplemental indentures and the mailing to the Noteholders and the Rating Agencies of required notices with respect to such supplemental indentures (Sections 9.01, 9.02 and 9.03);

(xxviii) the execution and delivery of new Notes conforming to any supplemental indenture (Section 9.05);

(xxix) providing, or causing the Indenture Trustee to provide, notification to Noteholders of redemption of the Notes (Section 10.02);

(xxx) without duplication, the preparation and delivery of all Officer’s Certificates, Independent Certificates and Opinions of Counsel with respect to any requests by the Issuer to the Indenture Trustee to take any action under the Indenture (Section 11.01(a));

(xxxi) the preparation and delivery of Officer’s Certificates and the obtaining of Independent Certificates, if necessary, for the release of property from the lien of the Indenture to the extent permitted thereunder (Section 11.01(b));

(xxxii) the preparation and delivery of written notice to the Rating Agencies, upon the failure of the Issuer, the Depositor or the Indenture Trustee to give such notification, of the information required pursuant to Section 11.04 of the Indenture (Section 11.04);

(xxxiii) the preparation and delivery to Noteholders and the Indenture Trustee of any agreements with respect to alternate payment and notices in accordance with the notice provisions of such agreements (Section 11.06);

(xxxiv) the recording of the Indenture, if applicable (Section 11.15); and

(xxxv) performance by the Issuer of the covenants and agreements set forth in Article Twelve of the Indenture applicable to the Issuer and to otherwise comply with the terms of Article Twelve of the Indenture.

(b) Additional Duties.

(i) In addition to the duties set forth in Section 2(a), the Administrator shall perform such calculations and shall (A) prepare or shall cause the preparation by other appropriate Persons of, and (B) execute on behalf of the Issuer or the Owner Trustee, all such documents, notices, reports, filings, instruments, certificates and opinions that the Issuer or the Owner Trustee are required to prepare, file or deliver pursuant to the Issuer Basic Documents or are otherwise authorized to prepare, file or deliver pursuant to the Basic Documents, and at the request of the Owner Trustee shall take all appropriate action that the Issuer or the Owner Trustee are required to take pursuant to the Issuer Basic Documents. In furtherance thereof, the Owner Trustee shall, on behalf of itself and of the Issuer, execute and deliver to the Administrator and to each successor Administrator appointed pursuant to the terms hereof, one or more powers of attorney substantially in the form of Exhibit A hereto, appointing the Administrator the attorney-in-fact of the Owner Trustee and the Issuer for the purpose of executing on behalf of the Owner Trustee and the Issuer all such documents, reports, filings, instruments, certificates and opinions referenced in this Agreement. Subject to Section 6, and in accordance with the direction of the Owner Trustee, the Administrator shall administer, perform or supervise the performance of such other activities in connection with the Collateral (including the Basic Documents) as are not covered by any of the foregoing provisions and as are expressly requested by the Owner Trustee and are reasonably within the capability of the Administrator.

(ii) The Administrator shall be responsible for promptly notifying the Owner Trustee and the Certificate Paying Agent in the event that any withholding tax is imposed on the Issuer’s payments (or allocations of income) to a Certificateholder as contemplated in Section 5.02(d) of the Trust Agreement. Any such notice shall specify the amount of any withholding tax required to be withheld by the Owner Trustee and the Paying Agent pursuant to such provision.

(iii) The Administrator shall be responsible for performance of the duties of the Owner Trustee set forth in Section 5.04 of the Trust Agreement with respect to, among other things, accounting and reports to Certificateholders.

(iv) To the extent that any tax withholding is required, the Administrator shall deliver to the Owner Trustee, on or before the first Payment Date, an Officer’s Certificate in form and substance satisfactory to the Owner Trustee, as to whether any tax withholding is then required and, if required, the procedures to be followed with respect thereto to comply with the requirements of the Code. The Administrator shall update such Officer’s Certificate if any additional tax withholding is subsequently required or any previously required tax withholding shall no longer be required.

(v) The Administrator shall perform the duties of the Administrator required to be performed by it under the Trust Agreement.

(vi) In carrying out the foregoing duties or any of its other obligations under this Agreement, the Administrator may enter into transactions or otherwise deal with any of its Affiliates; provided, however, that the terms of any such transactions or dealings shall be in accordance with any directions received from the Issuer and shall be, in the opinion of the Administrator, no less favorable to the Issuer than would be available from unaffiliated parties.

(vii) If requested by the Depositor for purposes of compliance with its reporting obligations under the Exchange Act, the Administrator will provide to the Depositor and the Servicer on or before March 31 of each year beginning March 31, 2016, the servicing criteria assessment required to be filed in respect of the Issuer under the Exchange Act under Item 1122 of Regulation AB if periodic reports under Section 15(d) of the Exchange Act, or any successor provision thereto, are required to be filed in respect of the Issuer and shall cause a firm of independent certified public accountants, who may also render other services to the Administrator, the Servicer, the Seller or the Depositor, to deliver to the Depositor and the Servicer the attestation report that would be required to be filed in respect of the Issuer under the Exchange Act if periodic reports under Section 15(d) of the Exchange Act, or any successor provision thereto, were required to be filed in respect of the Issuer. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act, including, in the event that an overall opinion cannot be expressed, such registered public accounting firm shall state in such report why it was unable to express such an opinion. The Administrator and the Depositor acknowledge and agree that the purpose of this Section is to facilitate compliance by the Depositor with the provisions of Regulation AB and the related rules and regulations of the Commission. The Depositor shall not exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission under the Securities Act and the Exchange Act. The Administrator acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel or otherwise, and the Administrator agrees to comply with all reasonable requests made by the Depositor in good faith for delivery of information and shall deliver to the Depositor all information and certifications reasonably required by the Depositor to comply with its Exchange Act reporting obligations, including with respect to any of its predecessors or successors. The obligations of the Administrator to provide such information shall survive the removal or termination of the Administrator as Administrator hereunder.

(c) Non-Ministerial Matters.

(i) With respect to matters that in the reasonable judgment of the Administrator are Non-Ministerial (as defined below), the Administrator shall not be under any obligation to take any action; and in any event shall not take any action unless the Administrator shall have received instructions from the Owner Trustee or from the Persons entitled to vote with respect thereto under the Trust Agreement. For the purpose of the preceding sentence, matters that are “Non-Ministerial” shall include:

(A) the initiation of any action, claim or lawsuit by the Issuer and the compromise of any action, claim or lawsuit brought by or against the Issuer;

(B) the appointment of successor Note Registrars, successor Paying Agents and successor Indenture Trustees pursuant to the Indenture or the appointment of successor Administrators or Successor Servicers, or the consent to the assignment by the Note Registrar, Paying Agent or Indenture Trustee of its obligations under the Indenture;

(C) the removal of the Owner Trustee; and

(D) the removal of the Indenture Trustee and the appointment of any successor Indenture Trustee;

provided, however, that the Administrator may, with the consent of the Owner Trustee, the Indenture Trustee or the Persons entitled to vote with respect thereto, under the Trust Agreement, take any action with respect to Non-Ministerial matters that the Administrator, in its good faith judgment, deems to be the best interests of the Issuer. The Administrator shall be entitled to be reimbursed by the Issuer for any expenses or liabilities incurred without willful misconduct, bad faith or negligence in connection with Non-Ministerial Matters.

(ii) Notwithstanding anything to the contrary in this Agreement, the Administrator shall not be obligated to, and shall not, take any action that the Issuer or the Owner Trustee (with the consent of Noteholders representing not less than 51% of the Note Balance of the Controlling Class) directs the Administrator not to take on its behalf.

Section 3. Records. The Administrator shall maintain appropriate books of account and records relating to services performed hereunder, which books of account and records shall be accessible for inspection by the Issuer, the Depositor and the Noteholders at any time during normal business hours upon reasonable prior notice.

Section 4. Compensation. As compensation for the performance of the Administrator’s obligations under this Agreement and as reimbursement for its expenses related thereto, the Administrator shall be entitled to a fee equal to $5,000 per annum (the “Administration Fee”), which fee shall be paid by the Servicer out of the Servicing Fee.

Section 5. Additional Information to be Furnished to the Issuer. The Administrator shall furnish to the Issuer from time to time such additional information regarding the Collateral as the Issuer may reasonably request.

Section 6. Independence of the Administrator. For all purposes of this Agreement, the Administrator shall be an independent contractor and shall not be subject to the supervision of the Issuer or either Trustee with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly set forth herein or otherwise authorized by the Issuer or the related Trustee, the Administrator shall have no authority to act for or represent the Issuer or either Trustee in any way and shall not otherwise be deemed an agent of the Issuer or either Trustee.

Section 7. No Joint Venture. Nothing contained in this Agreement shall (i) constitute the Administrator and any of the Issuer, either Trustee or both Trustees as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (ii) be construed to impose any liability as such on any of them or (iii) be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

Section 8. Other Activities of the Administrator. Nothing herein shall prevent the Administrator or its Affiliates from engaging in other businesses or, in its sole discretion, from acting in a similar capacity as an Administrator for any other Person even though such Person may engage in business activities similar to those of the Issuer or either Trustee.

Section 9. Term of Agreement; Resignation and Removal of Administrator.

(a) This Agreement shall continue in force until the dissolution of the Issuer, upon which event this Agreement shall automatically terminate.

(b) The Administrator shall not be permitted to resign from the obligations and duties hereby imposed on it, except subject to Section 9(e) upon the determination that such obligations and duties hereunder are no longer permissible under Applicable Law or are in material conflict, by reason of applicable law, with any other activities carried on by it. Any such determination permitting the resignation of the Administrator shall be evidenced by an Opinion of Counsel satisfactory to the Owner Trustee to such effect delivered to the Issuer.

(c) Subject to Section 9(e), (i) the Administrator may resign its duties hereunder by providing the Issuer with at least 60 days’ prior written notice and (ii) the Issuer may remove the Administrator without cause by providing the Administrator with at least 60 days’ prior written notice.

(d) Subject to Section 9(e), at the sole option of the Issuer, the Administrator may be removed immediately upon written notice of termination from the Issuer if any of the following events shall occur:

(i) the Administrator shall default in the performance of any of its duties under this Agreement and, after notice of such default, shall not cure such default within ten days (or, if such default cannot be cured in such time, shall not give within ten days such assurance of cure as shall be reasonably satisfactory to the Issuer);

(ii) a court having jurisdiction in the premises shall enter a decree or order for relief, and such decree or order shall not have been vacated within 60 days, in respect of the Administrator in any involuntary case under any Insolvency Laws or appoint a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for the Administrator or any substantial part of its property or ordering the winding up or liquidation of its affairs or FDIC is appointed as conservator or receiver; or

(iii) the commencement by the Administrator of a voluntary case under any Insolvency Law, the consent by the Administrator to the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator or similar official for the Administrator or any substantial part of its property or the making by the Administrator of an assignment for the benefit of creditors, the failure by the Administrator generally to pay its debts as they become due or the taking of corporate action by the Administrator in furtherance of any of the foregoing.

The Administrator agrees that if any of the events specified in clauses (i), (ii) or (iii) above shall occur, it shall give written notice thereof to the Issuer, and the Trustees within seven days after the occurrence of such event.

(e) No resignation or removal of the Administrator pursuant to this Section shall be effective until (i) a successor Administrator shall have been appointed by the Issuer (with the consent of the Owner Trustee, which consent shall not be unreasonably withheld), (ii) such successor Administrator shall have agreed in writing to be bound by the terms of this Agreement in the same manner as the Administrator is bound hereunder and (iii) the Rating Agency Condition has been satisfied with respect to such appointment.

(f) The successor Administrator shall execute, acknowledge and deliver a written acceptance of its appointment hereunder to the resigning Administrator and to the Issuer. Thereupon, subject to the provisions of Section 9(e), the resignation or removal of the resigning Administrator shall become effective, and the successor Administrator shall have all the rights, powers and duties of the Administrator under this Agreement. The successor Administrator shall mail a notice of its succession to the Noteholders. The resigning Administrator shall promptly transfer or cause to be transferred all property and any related agreements, documents and statements held by it as Administrator to the successor Administrator and the resigning Administrator shall execute and deliver such instruments and do other things as may reasonably be required for fully and certainly vesting in the successor Administrator all rights, power, duties and obligations hereunder.

(g) In no event shall a resigning Administrator be liable for the acts or omissions of any successor Administrator hereunder.

(h) In the exercise or administration of its duties hereunder or under any power of attorney, the Administrator may act directly or through its agents or attorneys pursuant to agreements entered into with any of them, if such agents or attorneys shall have been selected by the Administrator with due care, provided that any such delegation shall not release the Administrator from its obligations hereunder.

Section 10. Action Upon Termination, Resignation or Removal. Promptly upon the effective date of termination of this Agreement pursuant to Section 9(a) or the resignation or removal of the Administrator pursuant to Sections 9(b), (c) or (d), respectively, the Administrator shall be entitled to be paid all fees and reimbursable expenses accruing to it to the date of such termination, resignation or removal. The Administrator shall forthwith upon such termination pursuant to Section 9(a) deliver to the Issuer all property and documents of or relating to the Notes or the Collateral then in the custody of the Administrator. In the event of the resignation or removal of the Administrator pursuant to Sections 9(b), (c) or (d), respectively, the Administrator shall cooperate with the Issuer and take all reasonable steps requested to assist the Issuer in making an orderly transfer of the duties of the Administrator.

Section 11. Notices. Any notice, report or other communication given hereunder shall be in writing and addressed as follows:

(a) If to the Issuer or Owner Trustee, to:

California Republic Auto Receivables Trust 2016-1

c/o Wilmington Trust, National Association

Rodney Square North

1100 North Market Street

Wilmington, Delaware 19890-0001

Attention: Corporate Trust Administration

(b) If to the Administrator, to:

California Republic Bank

18400 Von Karman, Suite 1100

Irvine, California 92612

Attention: Jon Wilcox

(a) If to the Indenture Trustee, to:

U.S. Bank National Association

190 South LaSalle Street

7th Floor Mail Code MK-IL-SK7R

Chicago, Illinois 60603

Attention: Structured Finance – California Republic Auto Receivables Trust 2016-1

or to such other address as any such party shall have provided to the other parties in writing. Any notice required to be in writing hereunder shall be deemed given if such notice is mailed by certified mail, postage prepaid, or hand delivered to the address of such party as provided above.

Section 12. Amendments.

(a) This Agreement may be amended from time to time by a written amendment duly executed and delivered by the parties hereto, the written consent of the Owner Trustee but without the consent of any Securityholders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Securityholders; provided, that no such amendment shall materially and adversely affect the interests of any Securityholder. This Agreement may also be amended by the parties hereto with the written consent of Noteholders evidencing at least 51% of the Note Balance of the Controlling Class for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Securityholders; provided, however, that no such amendment may reduce the percentage of the Note Balance, the consent of the Holders of which is required for this amendment, in each case without the consent of the Holders of all Outstanding Notes adversely affected by the amendment.

(b) An amendment to this Agreement shall be deemed not to materially adversely affect the interests of any Securityholder if (i) the Person requesting such amendment obtains and delivers to the Trustees an Opinion of Counsel or an Officer’s Certificate of the Issuer to that effect or (ii) the Rating Agency Condition is satisfied with respect to such amendment.

(c) Prior to the execution of any amendment to this Agreement, the Administrator shall provide each Rating Agency with written notice of the substance of such amendment.

Section 13. Successors and Assigns. This Agreement may not be assigned by the Administrator unless such assignment is previously consented to in writing by the Issuer and the Owner Trustee, subject to satisfaction of the Rating Agency Condition in respect thereof. An assignment with such consent and satisfaction, if accepted by the assignee, shall bind the assignee hereunder in the same manner as the Administrator is bound hereunder. Notwithstanding the foregoing, this Agreement may be assigned by the Administrator without the consent of the Issuer or either Trustee; provided, that such assignment is being made (i) to a successor administrator located outside the State of California if the tax advisers to the Issuer have advised the Administrator in writing that assignment of this Agreement to such successor is necessary in order to avoid the imposition by the State of California of any tax on the gross income of the Issuer or on dealer intangibles deemed to be held by the Issuer as a result of the Issuer being considered to be located in California or (ii) to a corporation or other organization that is a successor (by merger, consolidation or purchase of assets) to the Administrator; provided, further, that any such successor organization described in clause (a) or (b) executes and delivers to the Issuer and the Trustees an agreement in which such corporation or other organization agrees to be bound hereunder by the terms of said assignment in the same manner as the Administrator is bound hereunder. Subject to the foregoing, this Agreement shall bind any successors or assigns of the parties hereto.

Each of the parties hereto hereby acknowledges, consents and agrees to any transfer (including assignment, mortgage, pledge or grant of a security interest) by the Issuer to the Indenture Trustee and the Noteholders in accordance with the terms of the Indenture of all of the Issuer’s rights hereunder.

Section 14. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY OTHERWISE APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 15. Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS ADMINISTRATION AGREEMENT OR THE TRANSACTION CONTEMPLATED HEREBY.

Section 16. Submission to Jurisdiction. Each of the parties hereto hereby irrevocably and unconditionally:

(a) submits for itself and its property in any legal action relating to this Indenture or any documents executed and delivered in connection herewith, or for recognition and enforcement of any judgment in respect thereof, to the nonexclusive general jurisdiction of the courts of the State of New York located in the Borough of Manhattan, the courts of the United States for the Southern District of New York and appellate courts from any thereof;

(b) consents that any such action may be brought in such courts and waives any objection that it may now or hereafter have to the venue of such action in any such court or that such action was brought in an inconvenient court and agrees not to plead or claim the same; and

(c) waives, to the fullest extent permitted by Applicable Law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Indenture or the transactions contemplated hereby.

Section 17. Table of Contents and Headings. The Table of Contents and the various headings in this Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement.

Section 18. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall together constitute one and the same instrument.

Section 19. Severability. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, illegal or unenforceable, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions and terms of this Agreement and shall in no way affect the validity or enforceability of the other covenants, agreements, provisions and terms of this Agreement.

Section 20. Limitation of Liability of Owner Trustee. Notwithstanding anything contained herein to the contrary, this instrument has been executed by Wilmington Trust not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer and in no event shall Wilmington Trust in its individual capacity have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of any duties or obligations of the Issuer hereunder, the Issuer shall be subject to, and entitled to the benefits of, the laws and provisions of Articles Six, Seven and Eight of the Trust Agreement. No recourse under any obligation, covenant or agreement of the Issuer contained in this Agreement shall be had against any agent, independent contractor, or other Person acting on behalf of the Issuer (including the Administrator and the Owner Trustee) as such by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise: it being expressly agreed and understood that this agreement is solely an obligation of the Issuer as a Delaware statutory trust, and that no personal liability whatever shall attach to or be incurred by any agent, independent contractor, or other Person acting on behalf of the Issuer (including the Administrator and Owner Trustee), as such, under or by reason of any obligations, covenants or agreements of the Issuer contained in this Agreement, or implied therefrom, and that any and all personal liability for breaches by the Issuer of any of its obligations, covenants or agreements, either at common law or at equity, or by statute or construction, of every such agent, independent contractor, or Person is hereby expressly waived as a condition of and in consideration for the execution of this Agreement.

Section 21. Third-Party Beneficiary. The Indenture Trustee on behalf of the Noteholders is an express third party beneficiary to this Agreement, is entitled to the rights and benefits hereunder and may enforce the provisions hereof as if it were a party hereto.

Section 22. Nonpetition Covenant. Each of the parties hereto covenants that it will not at any time institute against, or join any Person in instituting against, the Issuer or the Depositor any bankruptcy, reorganization, arrangement, insolvency or liquidation Proceedings or other Proceedings under any Insolvency Law in connection with any obligations relating to the Basic Documents, and agrees that it will not cooperate with or encourage others to file a bankruptcy petition against the Issuer or the Depositor.

Section 23. Liability of Administrator. Neither the Administrator nor any of its directors, officers, employees or agents shall be under any liability to the Issuer, the Depositor, either Trustee or the Noteholders, except as provided in this Agreement, for any action taken or for refraining from the taking of any action pursuant to this Agreement; provided, however, that this provision shall not protect the Administrator against any liability by reason of willful misfeasance, bad faith or negligence in the performance of its duties. The Administrator and any director, officer, employee or agent of the Administrator may conclusively reasonably rely in good faith on the advice of counsel or on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising under this Agreement or any other Basic Document.

Section 24. Relocation. If the Administrator’s acting as administrator of the Issuer would cause a tax to be imposed by the State of California on the gross income of the Issuer or on dealer intangibles deemed to be owned by the Issuer, and if the Administrator does not assign this Agreement to a successor pursuant to Section 12, the Administrator shall, if in its reasonable discretion it believes it necessary, relocate its trust administrative functions such that the Issuer shall not, as evidenced by an opinion of a nationally recognized California tax counsel, reasonably satisfactory to the Owner Trustee, be subject to said California tax on its gross income or on any dealer intangibles.

Section 25. Patriot Act. The parties hereto acknowledge that in accordance with Section 326 of the Patriot Act, U.S. Bank and CRB, like all financial institutions and in order to help fight the funding of terrorism and money laundering, are required to obtain, verify, and record information that identifies each person or legal entity that establishes a relationship or opens an account. The parties to this Agreement agree that they will provide U.S. Bank and CRB, as the case may be, with such information as either may request in order for U.S. Bank and CRB, as the case may be, to satisfy the requirements of the Patriot Act.

IN WITNESS WHEREOF, the parties have caused this Administration Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

CALIFORNIA REPUBLIC AUTO
RECEIVABLES TRUST 2016-1

By:	WILMINGTON TRUST, NATIONAL ASSOCIATION,
not in its individual capacity but solely as Owner Trustee

By:	/s/ Adam B. Scozzafava
Name:	Adam B. Scozzafava
Title:	Vice President

2016-1 Administration Agreement

CALIFORNIA REPUBLIC BANK,
as Administrator

By:	/s/ Jon Wilcox
Name:	Jon Wilcox
Title:	CEO

2016-1 Administration Agreement

U.S BANK NATIONAL ASSOCIATION,
not in its individual capacity but solely as Indenture Trustee

By:	/s/ Melissa A. Rosal
Name:	Melissa A. Rosal
Title:	Vice President

2016-1 Administration Agreement

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Owner Trustee

By:	/s/ Adam B. Scozzafava
Name:	Adam B. Scozzafava
Title:	Vice President

2016-1 Administration Agreement

EXHIBIT A

POWER OF ATTORNEY

STATE OF DELAWARE	}
}
COUNTY OF NEW CASTLE	}

KNOW ALL MEN BY THESE PRESENTS, that Wilmington Trust, National Association, a national banking association, not in its individual capacity but solely as owner trustee (the “Owner Trustee”) for California Republic Auto Receivables Trust 2016-1 (the “Issuer”), does hereby make, constitute and appoint California Republic Bank, as administrator (the “Administrator”) under the Administration Agreement, dated as of March 1, 2016 (as amended, supplemented or otherwise modified from time to time, the “Administration Agreement”), among the Issuer, the Owner Trustee, the Administrator and U.S. Bank National Association, as Indenture Trustee, and its agents and attorneys, as Attorneys-in-Fact to execute on behalf of the Owner Trustee or the Issuer all such documents, reports, filings, instruments, certificates and opinions as it should be the duty of the Owner Trustee or the Issuer to prepare, file or deliver pursuant to the Basic Documents, including, without limitation, to appear for and represent the Owner Trustee and the Issuer in connection with the preparation, filing and audit of federal, state and local tax returns pertaining to the Issuer, and with full power to perform any and all acts associated with such returns and audits that the Owner Trustee could perform, including without limitation, the right to distribute and receive confidential information, defend and assert positions in response to audits, initiate and defend litigation, and to execute waivers of restrictions on assessments of deficiencies, consents to the extension of any statutory or regulatory time limit, and settlements.

All powers of attorney for this purpose heretofore filed or executed by the Owner Trustee are hereby revoked.

Capitalized terms that are used and not otherwise defined herein shall have the meanings ascribed thereto in the Administration Agreement.

EXECUTED this     day of March, 2016.

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Owner Trustee

By:
Name:
Title:

A-1